REALOGY HOLDINGS CORP. SUBSIDIARIES             Exhibit 21.1
                        Jurisdiction of
    Name          Incorporation

Realogy Intermediate Holdings LLC	Delaware
Realogy Group LLC	Delaware
Access Title LLC	Delaware
Alpha Referral Network LLC	Texas
American Title Company of Houston	Texas
Apple Ridge Funding LLC	Delaware
Apple Ridge Services Corporation	Delaware
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Broker Technology Solutions LLC	Delaware
Bromac Title Services LLC	Delaware
Burgdorff LLC	Delaware
Burnet Realty LLC	Minnesota
Burnet Title Holding LLC	Minnesota
Burnet Title LLC	Minnesota
Burnet Title of Indiana, LLC	Indiana
Burrow Escrow Services, Inc.	California
Career Development Center, LLC	Delaware
Cartus Asset Recovery Corporation	Delaware
Cartus B.V.	Netherlands
Cartus Brasil Serviços de Reloçacão Ltda.	Brazil
Cartus Business Answers No. 2 Plc	United Kingdom
Cartus Corporation	Delaware
Cartus Corporation Limited	Hong Kong
Cartus Corporation Pte. Ltd.	Singapore
Cartus Financial Corporation	Delaware
Cartus Financing Limited	United Kingdom
Cartus Global Holdings Limited	Hong Kong
Cartus Holdings Limited	United Kingdom
Cartus II Limited	United Kingdom
Cartus India Private Limited	India
Cartus Limited	United Kingdom
Cartus Management Consulting (Shanghai) Co., Ltd.	China
Cartus Puerto Rico Corporation	Puerto Rico
Cartus Real Estate Consultancy (Shanghai) Co., Ltd.	China
Cartus Relocation Canada Limited	Canada
Cartus Relocation Corporation	Delaware
Cartus Relocation Hong Kong Limited	Hong Kong
Cartus Sarl	Switzerland
Cartus SAS	France
Cartus Services II Limited	United Kingdom
Cartus UK Plc	United Kingdom
Case Title Company	California
Castle Edge Insurance Agency, Inc.	Massachusetts
CB Commercial NRT Pennsylvania LLC	Delaware
CDRE TM LLC	Delaware
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware
Coldwell Banker Canada Operations ULC	Canada
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES
                        Jurisdiction of
    Name      Incorporation

Coldwell Banker Pacific Properties LLC	Hawaii
Coldwell Banker Real Estate LLC	California
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Residential Brokerage Company	California
Coldwell Banker Residential Brokerage LLC	Delaware
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Referral Network	California
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania
Colorado Commercial, LLC	Colorado
Corcoran Group LLC	Delaware
Cornerstone Title Company	California
Cypress Title Corporation	California
Equity Title Company	California
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
Estately, Inc.	Washington
Fairtide Insurance Ltd.	Bermuda
First Advantage Title, LLC	Delaware
First California Escrow Corporation	Delaware
Global Client Solutions LLC	Delaware
Guardian Holding Company	Delaware
Guardian Title Agency, LLC	Colorado
Guardian Title Company	California
HFS LLC	Delaware
HFS.com Connecticut Real Estate LLC	Delaware
HFS.com Real Estate Incorporated	Delaware
HFS.com Real Estate LLC	Delaware
Home Referral Network LLC	Minnesota
Jack Gaughen LLC	Delaware
Keystone Closing Services LLC	Delaware
Lakecrest Title, LLC	Tennessee
Market Street Settlement Group LLC	New Hampshire
Martha Turner Properties, L.P.	Texas
Martha Turner Sotheby’s International Realty Referral Company LLC	Texas
Mercury Title LLC	Arkansas
Metro Title, LLC	Delaware
Mid-Atlantic Settlement Services LLC	Maryland
MTPGP, LLC	Texas
National Coordination Alliance LLC	California
NRT Arizona Commercial LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware
NRT Carolinas LLC	Delaware
NRT Carolinas Referral Network LLC	Delaware
NRT Colorado LLC	Colorado
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Commercial Utah LLC	Delaware
NRT Development Advisors LLC	Delaware
NRT Devonshire LLC	Delaware
NRT Devonshire West LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES
                        Jurisdiction of
    Name      Incorporation

NRT Florida LLC	Delaware
NRT Hawaii Referral, LLC	Delaware
NRT LLC	Delaware
NRT Mid-Atlantic LLC	Delaware
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware
NRT Philadelphia LLC	Delaware
NRT Pittsburgh LLC	Delaware
NRT Property Care LLC	Delaware
NRT Property Management Arizona LLC	Delaware
NRT Property Management Atlanta LCC	Georgia
NRT Property Management California, Inc.	Delaware
NRT Property Management DC LLC	Delaware
NRT Property Management Delaware LLC	Delaware
NRT Property Management Florida LLC	Delaware
NRT Property Management Georgia LLC	Delaware
NRT Property Management Maryland LLC	Delaware
NRT Property Management Minnesota LLC	Delaware
NRT Property Management New Jersey LLC	Delaware
NRT Property Management Pennsylvania LLC	Delaware
NRT Property Management South Carolina LLC	Delaware
NRT Property Management Texas LLC	Delaware
NRT Property Management Virginia LLC	Delaware
NRT Referral Network LLC	Delaware
NRT Referral Network LLC	Utah
NRT Relocation LLC	Delaware
NRT Rental Management Solutions LLC	Delaware
NRT REOExperts LLC	Delaware
NRT Settlement Services of Missouri LLC	Delaware
NRT Settlement Services of Texas LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Texas LLC	Texas
NRT Title Services of Maryland, LLC	Delaware
NRT Utah LLC	Delaware
NRT West Rents, Inc.	California
NRT West, Inc.	California
NRT ZipRealty LLC	Delaware
ONCOR International LLC	Delaware
Primacy Domestic Quarters LLC	Tennessee
Primacy Relocation Consulting (Shanghai) Co., Ltd.	China
Processing Solutions LLC	Texas
Quality Choice Title LLC	Delaware
Real Estate Referral LLC	Delaware
Real Estate Referrals LLC	Delaware
Real Estate Services LLC	Delaware
Realogy Blue Devil Holdco LLC	Delaware
Realogy Cavalier Holdco LLC	Delaware
Realogy Co-Issuer Corp.	Florida
Realogy Franchise Group LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES
                        Jurisdiction of
    Name      Incorporation

Realogy Global Services LLC	Delaware
Realogy Licensing LLC	Delaware
Realogy Operations LLC	California
Realogy Services Group LLC	Delaware
Realogy Services Venture Partner LLC	Delaware
Referral Associates of New England LLC	Massachusetts
Referral Network LLC	Florida
Referral Network Plus, Inc.	California
Referral Network, LLC	Colorado
Riverbend Title, LLC	Delaware
RT Title Agency, LLC	Delaware
Secured Land Transfers LLC	Delaware
Security Settlement Services, LLC	Delaware
Sotheby's International Realty Affiliates LLC	Delaware
Sotheby's International Realty Licensee LLC	Delaware
Sotheby's International Realty Referral Company Inc.	California
Sotheby's International Realty Referral Company, LLC	Delaware
Sotheby's International Realty, Inc.	Michigan
St. Joe Title Services LLC	Florida
St. Mary's Title Services, LLC	New Hampshire
Terra Coastal Escrow, Inc.	California
Texas American Title Company	Texas
The Masiello Group Closing Services, LLC	New Hampshire
The Sunshine Group, Ltd.	New York
Title Resource Group Affiliates Holdings LLC	Delaware
Title Resource Group Holdings LLC	Delaware
Title Resource Group LLC	Delaware
Title Resource Group Services LLC	Delaware
Title Resource Group Settlement Services, LLC	Alabama
Title Resources Guaranty Company	Texas
TRG Maryland Holdings LLC	Maryland
TRG Services, Escrow, Inc.	Delaware
TRG Settlement Services, LLP	Pennsylvania
True Line Technologies LLC	Ohio
West Coast Escrow Company	California
ZipRealty California, Inc.	Delaware
ZipRealty LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

Access Title LLC	Advance Title United Title
Alpha Referral Network LLC	Realty Referral Company
Referral Network
Better Homes and Gardens Real Estate LLC	BHGRE Franchisor LLC
Bromac Title Services LLC	Equity Closing Platinum Title & Settlement Services Platinum Title
Burgdorff LLC	Burgdorff ERA
Burnet Realty LLC	Burnet Financial Group Burnet Relocation Management Coldwell Banker Burnet Coldwell Banker Burnet Home Services Coldwell Banker Burnet Realty
Burnet Title Holding LLC	Burnet Title
Burnet Title LLC	Burnet Title Burnet Title of Wisconsin Commercial Title Resource Group Title Resource Group of Minnesota TRG Commercial TRG/Title Resource Group Commercial
CB Commercial NRT Pennsylvania LLC	Coldwell Banker Commercial NRT
CGRN, Inc. Coldwell Banker Canada Operations ULC	The Referral Center Coldwell Banker Affiliates of Canada
Coldwell Banker Commercial Pacific Properties LLC	Coldwell Banker Commercial Pacific Properties
Coldwell Banker Pacific Properties LLC	Coldwell Banker Pacific Properties Coldwell Banker Pacific Properties Real Estate School
Coldwell Banker Real Estate LLC	Coldwell Banker Commercial Affiliates
Coldwell Banker Real Estate Services LLC
Coldwell Banker Commercial NRT
Coldwell Banker Country Properties
Coldwell Banker Residential Brokerage
Coldwell Banker Sammis
Coldwell Banker Success Academy
First Choice Real Estate
National Homefinders
Signature Properties
Signature Properties of Long Island
Trylon Realty of Great Neck

Coldwell Banker Residential Brokerage Company	Coldwell Banker Residential Brokerage Coldwell Banker Strada
Coldwell Banker Residential Real Estate LLC
CB Commercial NRT
Chicago Apartment Finders
Coldwell Banker Commercial NRT
Coldwell Banker Residential Brokerage
Coldwell Banker Residential Real Estate
Coldwell Banker West Shell
Coldwell Banker Residential Group
Coldwell Banker The Condo Store
The Gold Coast School of Real Estate

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

Coldwell Banker Residential Referral Network
RNI
Referral Network
Referral Network, Inc.
National Real Estate Referral Group
National Real Estate Referral Associates
Coldwell Banker Residential Referral Network
Coldwell Banker Residential Referral Network
Inc.

Guardian Title Agency, LLC	Coldwell Banker Settlement Services, LLC Frontier Title, LLC GT Agency LLC Network Title, LLC Rocky Mountain Title
HFS.com Real Estate Incorporated	HFS.com Homesforsale.com
HFS.com Real Estate LLC	HFS.com Homesforsale.com
HFS.com Connecticut Real Estate LLC	HFS.com Homesforsale.com
HFS LLC	HFS
Home Referral Network LLC Jack Gaughen LLC	Network Connect Jack Gaughen ERA Jack Gaughen Realtor ERA R & L Appraisal Associates Coldwell Banker Residential Brokerage
Keystone Closing Services LLC
Century 21 Settlement Services
Coldwell Banker Settlement Services
ERA Settlement Services
Settlement Services of Pittsburgh
TRG Closing Services
Coldwell Banker Settlement Services of Pittsburgh
Coldwell Banker Settlement Services of Western Pennsylvania

Market Street Settlement Group LLC
Accredited Real Estate Academy
Century 21 Settlement Services
Coldwell Banker New England Title
Coldwell Banker Settlement Services
Closing Works
Domain Settlement Services
ERA Settlement Services
Great East Title Services of Maine
Landmark Title
Lighthouse Title
Market Street Commercial Title Company
Market Street Lender Services
Market Street Settlement
Title Connection

Martha Turner Properties, L.P.	Martha Turner Sotheby’s International Realty Martha Turner Properties
Mid-Atlantic Settlement Services LLC	Century 21 Settlement Services Coldwell Banker Mid-AtlanticTitle Coldwell Banker Settlement Services ERA Settlement Services MASettlement Mid-Atlantic Settlement Services

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

National Coordination Alliance LLC
Gateway Settlement Services
Lakecrest Relocation Services
Landway Settlement Services
Mardan Settlement Services
Mardan Settlement Services Company
Mid South Relocation Services
National Coordination Alliance
Southern Equity Services
Texas American Relocation Services
TRG Vendor Management
TRG Vendor Management Company

NRT Arizona Commercial LLC	Coldwell Banker Commercial NRT
NRT Arizona LLC	Coldwell Banker Residential Brokerage

NRT Arizona Referral LLC NRT Carolinas LLC	Coldwell Banker Residential Referral Network Coldwell Banker Residential Referral Associates Coldwell Banker United, Realtors®
NRT Colorado LLC	Coldwell Banker Residential Brokerage
NRT Columbus LLC	Coldwell Banker Commercial NRT Coldwell Banker King Thompson Coldwell Banker Residential Brokerage
NRT Commercial LLC	Coldwell Banker Commercial NRT
NRT Commercial Utah LLC	Coldwell Banker Commercial NRT
NRT Development Advisors LLC	Coldwell Banker NRT Development Advisors Coldwell Banker Residential Brokerage Coldwell Banker Residential Brokerage of Forsyth
NRT Devonshire LLC	Coldwell Banker Devonshire Coldwell Banker Residential Brokerage Devonshire
NRT Devonshire West LLC	Coldwell Banker Devonshire West
NRT Florida LLC	Coldwell Banker United, Realtors® Sunbelt Real Estate Academy
NRT Mid-Atlantic LLC	Coldwell Banker Commercial NRT Coldwell Banker Residential Brokerage Coldwell Banker Vacations Coldwell Banker Residential Brokerage School of Real Estate
NRT Missouri LLC	Coldwell Banker Gundaker Laura McCarthy Real Estate Laura McCarthy Laura McCarthy RE Laura McCarthy Realtors
NRT New England LLC	Coldwell Banker Commercial NRT Coldwell Banker Residential Brokerage
NRT New York LLC
aptsandlofts.com
CH Commercial Real Estate Group
Citi Habitats
Citi Habitats America
Citi Habitats Marketing Group
Citi Habitats New Developments
Citi Move In Solutions
Corcoran Group Marketing
Corcoran Group Real Estate
Corcoran Sunshine Marketing Group
Corcoran Wexler Healthcare Properties
Metro Walls
Solofts
The Corcoran Group
The Corcoran Group Brooklyn

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

NRT Northfork LLC	Corcoran
NRT Philadelphia LLC	Coldwell Banker Commercial NRT Coldwell Banker Preferred
NRT Pittsburgh LLC NRT Property Care LLC	Coldwell Banker Commercial NRT Coldwell Banker Real Estate Services Coldwell Banker Residential Brokerage ER Property Care
NRT Property Management Arizona LLC	Property Frameworks
NRT Property Management Atlanta LLC NRT Property Management California, Inc.	Property Frameworks Crown Realty & Management Property Frameworks
NRT Property Management DC LLC	Property Frameworks
NRT Property Management Delaware LLC	Property Frameworks
NRT Property Management Florida LLC	Property Frameworks United Property Management of the Gulf Coast
NRT Property Management Georgia LLC	Property Frameworks
NRT Property Management Maryland LLC NRT Property Management Minnesota LLC	Property Frameworks Property Frameworks
NRT Property Management New Jersey LLC	Property Frameworks
NRT Property Management Pennsylvania LLC	Property Frameworks
NRT Property Management Texas LLC	Property Frameworks
NRT Property Management Virginia LLC	Property Frameworks
NRT Referral Network LLC	National Real Estate Referral Associates National Real Estate Referral Group
NRT Settlement Services of Missouri LLC	National Exchange Company U.S. REO U.S. Title Guaranty Company U.S. Title Guaranty Company of St. Charles US National 1031 Exchange LLC US Title Guaranty Company
NRT Settlement Services of Texas LLC	Providence Title
NRT Sunshine Inc.	Corcoran Sunshine Marketing Group The Sunshine Group The Sunshine Group West
NRT Texas LLC
Coldwell Banker Commercial NRT
Coldwell Banker Residential Brokerage
DFW Real Estate Academy
The Real Estate School, D/FW
The Real Estate School, Dallas/Fort Worth
Get There First Realty
Get There First Realty Services
Coldwell Banker United, Realtors®
GTF Realty

NRT Utah LLC	Coldwell Banker Residential Brokerage
NRT West Rents, Inc.	Coldwell Banker Rentz

NRT West, Inc.	Bertrando & Associates
C & C
Cashin Company
CB Rents
Coker & Cook

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

Coker & Cook Real Estate
Coker Ewing Cook & Cook
Coker-Ewing Real Estate Company
Coldwell Banker
Coldwell Banker Bertrando & Associates
Coldwell Banker Commercial
Coldwell Banker Commercial NRT West
Coldwell Banker Cornish & Carey
Coldwell Banker Cornish and Carey
Coldwell Banker Del Monte
Coldwell Banker Del Monte Realty
Coldwell Banker Fox & Carskadon
Coldwell Banker Northern California
Coldwell Banker Polley Polley Madsen
Coldwell Banker PPM
Coldwell Banker Property Management
Coldwell Banker Residential Brokerage
Coldwell Banker Residential Real Estate
Coldwell Banker Residential Real Estate NRT West
Coldwell Banker Residential Real Estate Services
Coldwell Banker Residential Real Estate Services of Northern California
Coldwell Banker Previews International
Coldwell Banker TRI
Coldwell Banker/Valley of California
Cook & Cook Realtors
Cornish & Carey
Cornish & Carey Real Estate
Cornish and Carey
Cornish and Carey Real Estate
Cornish and Carey Residential
Del Monte
Del Monte Coldwell Banker Residential Real Estate
Del Monte Realty
Polley Polley Madsen
Tri Coldwell Banker
TRI Coldwell Banker Residential Real Estate
Valley
Valley of California

NRT ZipRealty LLC	ZipRealty Residential Brokerage
Real Estate Referral LLC	National Real Estate Referral Associates National Real Estate Referral Group
Real Estate Referrals LLC	Real Estate Referral Network
Referral Associates of New England LLC	National Real Estate Referral Associates National Real Estate Referral Group
Referral Network LLC	Coldwell Banker Referral Network
Referral Network Plus, Inc.	Referral Network Referral Network, Inc.
Riverbend Title, LLC	Riverbend Title Agency, LLC
RT Title Agency, LLC	Residential Title Residential Title Agency

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

Secured Land Transfers LLC	Guardian Transfer Keystone Title Services Keystone Transfer Services
Sotheby's International Realty, Inc.	Sotheby's International Realty Referral Company
St. Joe Title Services LLC	Century 21 Settlement Services ERA Settlement Services Florida Relocation Closing Services Short Trac Sunbelt Title Agency Title Resource Group Agency Triple Gold Settlement Services
Texas American Title Company	Century 21 Settlement Services Coldwell Banker Settlement Service Domain Settlement Services ERA Settlement Services Independence Title Independence Title Company
The Masiello Group Closing Services, LLC	Great East Title Services
Title Resource Group LLC	Resource Settlement Group LLC
Title Resource Group Settlement Services, LLC
Century 21 Settlement Services
Coldwell Banker Island Title Agency
Coldwell Banker Westchester Title Agency
Convenient Closing Services
Equity Closing
Equity Closing Services Group
ERA Settlement Services
Island Settlement Agency
Keystone Title Services
Mid South Title Agency
Skyline Settlement Services
Skyline TRG Title Agency
TRG Skyline Title Agency
TRG Title Agency
TRG Title Services
Coldwell Banker Settlement Services

Title Resources Guaranty Company	Convenient Closing Services
TRG Settlement Services, LLP	Convenient Closing Services Mid South Title Agency Southern Title Southern Title Services TRG National Title Services Mardan Settlement Services
ZipRealty California, Inc.	ZipRealty